Exhibit 99.1

RAVEN INDUSTRIES, INC.	NASDAQ: RAVN	SIOUX FALLS, SD	RAVENIND.COM

Raven Industries Reports Second Quarter Fiscal 2018 Results
STRONG GROWTH IN ALL THREE DIVISIONS DRIVES 75 PERCENT IMPROVEMENT IN OPERATING INCOME

Sioux Falls, S.D. - August 23, 2017 - Raven Industries, Inc. (NASDAQ: RAVN) today reported financial results for the second quarter that ended July 31, 2017.

Noteworthy Items:

▪	Consolidated net sales and operating income increased approximately 28 percent and 75 percent year-over-year, respectively, with all divisions achieving strong results;

▪	Engineered Films sales increased 33.8% and division operating income increased 43.4%, driven by strong growth in the Geomembrane and Industrial markets;

▪	Recently announced acquisition of Colorado Lining International, Inc. (CLI) positions Engineered Films for expanded vertical integration within the Geomembrane market;

▪
During the second quarter, Aerostar was awarded a stratospheric balloon contract with a new customer, further broadening the customer base and continuing to build the momentum of the division’s stratospheric balloon platform;

▪	Applied Technology continued to invest aggressively in research and development and channel development for long-term growth.

Second Quarter Results:
Net sales for the second quarter of fiscal 2018 were $86.6 million, up 28.1 percent versus the second quarter of fiscal 2017. All three divisions drove significant growth year-over-year in the second quarter.

Operating income for the second quarter of fiscal 2018 was $11.7 million versus operating income of $6.7 million in the second quarter of fiscal 2017, increasing 74.7 percent year-over-year. Operating margin increased 360 basis points year-over-year, from 9.9 percent of net sales to 13.5 percent of net sales. The significant improvement in profitability was principally driven by strong operating leverage on higher sales volume.

Net income for the second quarter of fiscal 2018 was $8.2 million, or $0.23 per diluted share, versus net income of $4.5 million, or $0.12 per diluted share, in last year's second quarter. All three divisions made significant contributions to the substantial growth in diluted earnings per share.

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Raven Industries Second Quarter 2018 Results
August 23, 2017

Balance Sheet and Cash Flow:
At the end of the second quarter of fiscal 2018, cash and cash equivalents totaled $55.2 million, up $4.7 million versus the prior quarter.

Net working capital as a percentage of annualized net sales1 improved 300 basis points year-over-year, from 27.4 percent in the second quarter of last year to 24.4 percent in this year’s second quarter. The decrease in net working capital percentage1 was the result of higher payables, as well as managing inventory and receivables efficiently with the substantial increase in sales versus the prior year.

Applied Technology Division:
Net sales for Applied Technology in the second quarter of fiscal 2018 were $28.4 million, up 25.4 percent versus the second quarter of fiscal 2017. New product sales, expanded OEM relationships, and higher sales of direct injection systems continued to drive growth year-over-year.

Division operating income was $6.6 million, up 28.3 percent versus the second quarter of fiscal 2017, driven primarily by higher sales volume and improved operating leverage. The division continues to see strong incremental margins on improved sales volume, as operating margin increased from 22.8 percent in the second quarter of last year to 23.3 percent in this year’s second quarter.

Engineered Films Division:
Net sales for Engineered Films were $49.0 million, up 33.8 percent year-over-year. Volume, measured in pounds sold, increased 35.0 percent versus the prior year. Consistent with the past three quarters, the increase in sales was driven by markedly higher sales into the Geomembrane market, with the Industrial and Agriculture markets also significantly contributing to division growth versus the prior year.

Operating income in the second quarter of fiscal 2018 was $9.6 million, up $2.9 million or 43.4 percent versus the second quarter of fiscal 2017. The year-over-year increase in operating income was principally driven by strong operating leverage and higher sales volume. Division operating margin increased 130 basis points year-over-year, from 18.2 percent to 19.5 percent, driven by improved capacity utilization and continued spending discipline.

Aerostar Division:
Net sales for Aerostar during the second quarter of fiscal 2018 were $9.4 million, up $1.0 million or 11.3 percent versus the second quarter of fiscal 2017. The year-over-year increase in sales was primarily driven by growth in the stratospheric balloon platform.

Operating income in the second quarter of fiscal 2018 was $1.4 million, versus an operating loss of $0.3 million in the previous year’s second quarter. Adjustments in operating expenses while focusing on strategic research and development spending contributed to the improved financial performance.

Fiscal 2018 Outlook:
“We are very pleased with the progress made and performance achieved by all three divisions throughout the first half of the year,” said Dan Rykhus, President and CEO. “The Company delivered strong growth in sales and operating income. Year-over-year comparisons are getting progressively more challenging and will continue to do so through the remainder the year. However, we believe we are on track to deliver meaningful growth in revenues and operating income in fiscal year 2018. We remain focused on innovation in our core products and outstanding service to our end-markets, while also making strategic acquisitions, such as CLI, to supplement our organic growth strategy.”

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Raven Industries Second Quarter 2018 Results
August 23, 2017

Regulation G:
The information presented in this earnings release regarding earnings before interest, taxes, depreciation, and amortization (EBITDA) do not conform to generally accepted accounting principles (GAAP) and should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the operating performance of the Company and its operating segments as well as the comparability of results. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information is reconciled with reported GAAP results in the tables below.

Conference Call Information:
The Company will host an investor conference call to discuss second quarter fiscal 2018 results tomorrow, Thursday, August 24, 2017, at 9:00 a.m. Central Time (10:00 a.m. Eastern Time). The conference call audio will be available to all interested parties via a simultaneous webcast that can be accessed through the Investor Relations section of the Company’s website at http://investors.ravenind.com. Analysts and investors are invited to join the conference call by dialing: +1 (866) 393-0676. The event is scheduled to last one hour. For those unable to listen live, an audio replay of the event will be archived on the Company's website.

About Raven Industries, Inc.:
Raven Industries (NASDAQ: RAVN) is dedicated to providing innovative, high-value products and solutions that solve great challenges throughout the world. Raven is a leader in precision agriculture, high-performance specialty films, and lighter-than-air technologies. Since 1956, Raven has designed, produced, and delivered exceptional solutions, earning the company a reputation for innovation, product quality, high performance, and unmatched service. For more information, visit http://ravenind.com.

Forward-Looking Statements:
This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expectations, beliefs, intentions or strategies regarding the future. The Company intends that all forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act.

Generally, forward-looking statements can be identified by words such as "may," "will," "plan," "believe," "expect," "intend," "anticipate," "potential," “should,” “estimate,” “predict,” “project,” “would,” and similar expressions, which are generally not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future - including statements relating to our future operating or financial performance or events, our strategy, goals, plans and projections regarding our financial position, our liquidity and capital resources, and our product development - are forward-looking statements.

Management believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements, because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain known risks, as described in the Company’s 10K under Item 1A, and unknown risks and uncertainties that may cause actual results to differ materially from our Company’s historical experience and our present expectations or projections.

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Raven Industries Second Quarter 2018 Results
August 23, 2017

Contact Information:
Bo Larsen
Investor Relations Director
Raven Industries, Inc.
+1(605)-336-2750

Source: Raven Industries, Inc.

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Raven Industries Second Quarter 2018 Results
August 23, 2017

RAVEN INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars and shares in thousands, except earnings per share) (Unaudited)

	Three Months Ended July 31,			Six Months Ended July 31,
	2017	2016	Fav (Un) Change	2017	2016	Fav (Un) Change
Net sales	$86,610	$67,598	28.1%	$180,145	$135,958	32.5%
Cost of goods sold	60,097	48,683		121,676	96,926
Gross profit	26,513	18,915	40.2%	58,469	39,032	49.8%
Gross profit percentage	30.6%	28.0%		32.5%	28.7%

Research and development expenses	4,256	3,915		8,236	8,324
Selling, general and administrative expenses	10,557	8,304		20,055	15,962
Long-lived asset impairment loss	—	—		259	—
Operating income	11,700	6,696	74.7%	29,919	14,746	102.9%
Operating income percentage	13.5%	9.9%		16.6%	10.8%

Other income (expense), net	(63)	(209)		$(293)	$(306)
Income before income taxes	11,637	6,487	79.4%	29,626	14,440	105.2%

Income tax expense	3,403	1,993		9,044	4,427
Net income	8,234	4,494	83.2%	20,582	10,013	105.6%

Net income attributable to noncontrolling interest	(1)	(1)		(1)	1
Net income attributable to Raven Industries	$8,235	$4,495	83.2%	$20,583	$10,012	105.6%

Net income per common share:
- basic	$0.23	$0.12	91.7%	$0.57	$0.28	103.6%
- diluted	$0.23	$0.12	91.7%	$0.56	$0.28	100.0%

Weighted average common shares:
- basic	36,205	36,207		36,192	36,311
- diluted	36,554	36,250		36,515	36,362

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Raven Industries Second Quarter 2018 Results
August 23, 2017

RAVEN INDUSTRIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands) (Unaudited)

	July 31	January 31	July 31
	2017	2017	2016
ASSETS
Cash, and cash equivalents	$55,197	$50,648	$40,123
Accounts receivable, net	46,398	43,143	38,645
Inventories	50,844	42,336	45,502
Other current assets	3,670	2,689	4,958
Total current assets	156,109	138,816	129,228

Property, plant and equipment, net	105,723	106,324	110,706
Goodwill and amortizable intangibles, net	52,069	52,697	53,640
Other assets, net	3,295	3,672	3,783
Total Assets	$317,196	$301,509	$297,357

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable	$12,597	$8,467	$10,076
Accrued and other liabilities	19,180	19,915	14,998
Total current liabilities	31,777	28,382	25,074

Other liabilities	12,348	13,696	13,827
Shareholders' equity	273,071	259,431	258,456
Total Liabilities and Shareholders' Equity	$317,196	$301,509	$297,357

Net Working Capital and Net Working Capital Percentage[1]
Accounts receivable, net	$46,398	$43,143	$38,645
Plus: Inventories	50,844	42,336	45,502
Less: Accounts payable	12,597	8,467	10,076
Net working capital[1]	$84,645	$77,012	$74,071

Net working capital percentage[1]	24.4%	27.9%	27.4%

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Raven Industries Second Quarter 2018 Results
August 23, 2017

RAVEN INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands) (Unaudited)

	Six Months Ended July 31,
	2017	2016
Cash flows from operating activities:
Net income	$20,582	$10,013
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,184	7,633
Long-lived asset impairment loss	259	—
Other operating activities, net	(8,164)	7,912
Net cash provided by operating activities	19,861	25,558

Cash flows from investing activities:
Capital expenditures	(5,223)	(2,168)
Proceeds from sale or maturity of investments	250	250
Purchases of investments	(255)	(500)
(Disbursements) proceeds from settlement of liabilities, sale of assets	(344)	1,117
Other investing activities, net	(17)	(339)
Net cash used in investing activities	(5,589)	(1,640)

Cash flows from financing activities:
Dividends paid	(9,384)	(9,428)
Payments for common shares repurchased	—	(7,702)
Payment of acquisition-related contingent liabilities	(320)	(282)
Other financing activities, net	(299)	(256)
Net cash used in financing activities	(10,003)	(17,668)

Effect of exchange rate changes on cash	280	91

Net increase (decrease) in cash and cash equivalents	4,549	6,341
Cash and cash equivalents at beginning of period	50,648	33,782
Cash and cash equivalents at end of period	$55,197	$40,123

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Raven Industries Second Quarter 2018 Results
August 23, 2017

RAVEN INDUSTRIES, INC.
SALES AND OPERATING INCOME BY SEGMENT
(Dollars in thousands) (Unaudited)

	Three Months Ended July 31,			Six Months Ended July 31,
	2017	2016	Fav (Un) Change	2017	2016	Fav (Un) Change
Net sales
Applied Technology	$28,424	$22,668	25.4%	$68,914	$54,124	27.3%
Engineered Films	49,028	36,656	33.8%	92,583	65,756	40.8%
Aerostar	9,369	8,415	11.3%	18,975	16,310	16.3%
Intersegment eliminations	(211)	(141)		(327)	(232)
Total Company	$86,610	$67,598	28.1%	$180,145	$135,958	32.5%

Operating income (loss)
Applied Technology	$6,637	$5,172	28.3%	$20,090	$13,865	44.9%
Engineered Films	9,551	6,659	43.4%	18,271	10,537	73.4%
Aerostar	1,388	(251)	653.0%	2,806	(429)	754.1%
Intersegment eliminations	11	—		9	(5)
Total segment income	$17,587	$11,580	51.9%	$41,176	$23,968	71.8%
Corporate expenses	(5,887)	(4,884)	(20.5)%	(11,257)	(9,222)	(22.1)%
Total Company	$11,700	$6,696	74.7%	$29,919	$14,746	102.9%

Operating income (loss) percentages
Applied Technology	23.3%	22.8%	50bps	29.2%	25.6%	360bps
Engineered Films	19.5%	18.2%	130bps	19.7%	16.0%	370bps
Aerostar	14.8%	(3.0)%	1780bps	14.8%	(2.6)%	1740bps
Total Company	13.5%	9.9%	360bps	16.6%	10.8%	580bps

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Raven Industries Second Quarter 2018 Results
August 23, 2017

RAVEN INDUSTRIES, INC.
EBITDA REGULATION G RECONCILIATION[2]
(Dollars in thousands) (Unaudited)

	Three Months Ended July 31,			Six Months Ended July 31,
			Fav (Un)			Fav (Un)
Segments	2017	2016	Change	2017	2016	Change
Applied Technology
Reported operating income	$6,637	$5,172	28.3%	$20,090	$13,865	44.9%
Plus: Depreciation and amortization	822	956	(14.0)%	1,652	1,908	(13.4)%
ATD EBITDA	$7,459	$6,128	21.7%	$21,742	$15,773	37.8%
ATD EBITDA % of Net Sales	26.2%	27.0%		31.5%	29.1%

Engineered Films
Reported operating income	$9,551	$6,659	43.4%	$18,271	$10,537	73.4%
Plus: Depreciation and amortization	2,099	2,173	(3.4)%	4,165	4,230	(1.5)%
EFD EBITDA	$11,650	$8,832	31.9%	$22,436	$14,767	51.9%
EFD EBITDA % of Net Sales	23.8%	24.1%		24.2%	22.5%

Aerostar
Reported operating income (loss)	$1,388	$(251)	653.0%	$2,806	$(429)	754.1%
Plus: Depreciation and amortization	344	418	(17.7)%	761	837	(9.1)%
Aerostar EBITDA	$1,732	$167	937.1%	$3,567	$408	774.3%
Aerostar EBITDA % of Net Sales	18.5%	2.0%		18.8%	2.5%

Consolidated Raven
Net Income	$8,235	$4,495	83.2%	$20,583	$10,012	105.6%
Interest expense (income), net	47	76		115	148
Income tax expense	3,403	1,993		9,044	4,427
Depreciation and amortization	3,570	3,871		7,184	7,633
EBITDA	$15,255	$10,435	46.2%	$36,926	$22,220	66.2%
EBITDA % of Net Sales	17.6%	15.4%		20.5%	16.3%
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1 Net working capital is a defined as accounts receivable (net) plus inventories less accounts payable. Net working capital percentage is defined as net working capital divided by four times quarterly sales.
2 EBITDA is a non-GAAP financial measure defined on a consolidated basis as net income/(loss) attributable to Raven Industries, Inc., plus income taxes, plus depreciation and amortization expense, plus interest expense (net). On a segment basis, it is defined as operating income plus depreciation expense and amortization expense. EBITDA margin is defined as EBITDA divided by net sales.

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